Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Restructuring Cost and Reserve [Line Items]
Subsequent Events

Note 10 - Subsequent Events

Lease Termination – Related Party

On October 1, 2024, the existing lease (see Note 7) was terminated with no additional consideration paid for early termination. Additionally, no penalties were incurred. As a result, the Company will record a gain on lease termination of $4,053 in the 4th quarter of 2024, calculated as follows:

ROU liability	$234,659
ROU asset	230,606
Gain on lease termination	$4,053

New Right-of-Use Asset – Related Party

On October 1, 2024, the Company signed a lease for 3,500 square feet of office space owned by the Company’s Chief Technology Officer. The lease term is 36 months, and the total monthly payment is $10,300, including base rent, estimated operating expenses and sales tax.

The lease is subject to a 3% annual increase. An initial Right of Use (“ROU”) asset of $340,368 will be recognized as a non-cash asset addition.

Note 12 – Subsequent Events

Notes Payable Related Party – Material Stockholder greater than 20%

Subsequent to December 31, 2023, the Company executed several two-month (2) notes payable with an aggregate face amount of $1,070,000, less original issue discounts of $100,000, resulting in net proceeds of $970,000.

These notes are initially due two-months (2) from their issuance dates. If the notes reach maturity and are still outstanding, the notes and related accrued interest will automatically renew for successive two-month (2) periods.

EZFILL HOLDING, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2023 AND 2022

These notes bear interest at 8% for the 1st nine-months (9), then 18% each month thereafter.

In connection with obtaining these notes, the Company also issued 156,000 shares of common stock to the lender, which will be accounted for as a debt discount.

The lender is required to issue in writing any event of default. If an event of default occurs, all outstanding principal and accrued interest will be multiplied by 150% and become immediately due. Additionally, if the Company raises $3,000,000 (debt or equity based), the entire outstanding principal and accrued interest are immediately due.

Finally, in an event of default, the lender has the right to convert any or all of the outstanding principal and accrued interest into common stock equal to the greater of the average VWAP closing price over the ten (10) trading days ending on the date of conversion or $1.75 (the floor price). In the event such a conversion were to occur, which can only happen by default, the Company would evaluate the potential for recording derivative liabilities.

This lender is considered a related party as it is controlled by Michael Farkas, an approximate 20% stockholder in the Company.

See Note 5 for all other related note issuances with his lender.

NASDAQ – Continued Listing Rule or Standard

As previously disclosed, on August 22, 2023, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s stockholders’ equity did not comply with the minimum $2,500,000 stockholders’ equity requirement for continued listing set forth in Listing Rule 5550(b) (the “Equity Rule”). Upon submission of the Company’s plan to regain compliance, the Staff granted the Company an extension until February 20, 2024 to comply with this requirement.

On February 21, 2024, the Company received a delist determination letter (the “Delist Letter”) from the Staff advising the Company that the Staff had determined that the Company did not meet the terms of the extension. Specifically, the Company did not complete its proposed transaction to regain compliance with the Equity Rule and evidence compliance on or before February 20, 2024.

The Company has requested an appeal for the Staff’s determination. The hearing has been scheduled for May 2, 2024. At the hearing, the Company intends to present its plan for regaining compliance with the Equity Rule and may request a further extension to complete the execution of its plan. No assurance can be provided that Nasdaq will ultimately accept the Company’s plan or that the Company will ultimately regain compliance with the Equity Rule.

See Form 8-K filed on February 23, 2024.

Change in Authorized Shares

On June 14, 2024, the Company amended its certificate of incorporation to increase its authorized shares of common stock from 50,000,000 to 500,000,000 shares.

Reverse Stock Split

On June 19, 2024, the Company’s Board of Directors authorized a 1:2.5 reverse stock split. As a result, all share and per share amounts have been retroactively restated to the earliest period presented in the accompanying consolidated financial statements.

Next NRG Holding Corp [Member]
Restructuring Cost and Reserve [Line Items]
Subsequent Events

Note 9 – Subsequent Events

Subsequent to September 30, 2024, the Company had the following subsequent events:

Investment in NextNRG- Convertible Notes

On October 1, 2024, NextNRG Holding Corp. entered into multiple note purchase agreements with various counterparties, including Mineral SPV Holdings LLC, RAAJJ Trading LLC, JMT Holdings LLC, and Cogent Ventures LLC. Pursuant to these agreements, NextNRG issued convertible promissory notes aggregating $5,000,000 in principal amount. The notes carry a 2% original issue discount, have a maturity period of 18 months, and accrue 12% annual interest commencing one year after issuance. The proceeds are intended to support the company’s working capital and strategic initiatives, including project development and potential acquisitions.

Additionally, the notes include provisions for conversion into common stock upon the occurrence of specific events, including the closing of the previously announced Next-EzFill transaction, subject to certain conditions. The company will monitor and disclose any material impact resulting from these agreements.

Acquisition of Stat-EI, Inc. (Business Combination)

On October 7, 2024 the Company completed the full repayment of the outstanding note payable, which was initially recorded as part of the transaction to acquire Stat-EI. This payment finalizes the acquisition. The payoff amount totaled $3,700,000.

Note 8 – Subsequent Events

In 2024, the Company purchased Stat-EI Inc, a microgrid technology company for $5.5 million in the form of cash and a 7% promissory note to the shareholders of Stat-EI Inc in the amount of $3,700,000. The note is due on May 24, 2024.

On March 1, 2024, Next Charging LLC was reincorporated in Nevada as a C-Corporation and changed its name to NextNRG Holding Corp. (“NextNRG” or “the Company”).